SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2004

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)

1360 Post Oak Boulevard, Suite 2100

Houston, Texas 77056 (Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibits are furnished as part of this Current Report on Form 8-K, pursuant to Item 12:

Exhibit No.	Exhibit
99.1	Press Release of Quanta Services, Inc. dated August 6, 2004

Item 12. Results of Operations and Financial Condition.

     On August 6, 2004, Quanta issued a press release announcing its earnings for the second quarter of fiscal year 2004. A copy of the press release is furnished herewith as an exhibit.

     The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2004
QUANTA SERVICES, INC.
	By:	/s/ DERRICK A. JENSEN
		Name:	Derrick A. Jensen
		Title:	Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release of Quanta Services, Inc. dated August 6, 2004